SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 8, 2004

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard
Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

The Company’s Board of Directors has elected Mr. Kevin M. Farr to the Board, effective as of October 8, 2004. The election of Mr. Farr increases the size of the Board from 10 to 11. Mr. Farr currently is the Chief Financial Officer of Mattel, Corporation and he is expected to be appointed to the Audit and Finance Committee. Mr. Farr will stand for election at the 2005 annual meeting.

Item 9.01 – Financial Statements and Exhibits

Exhibit 99.1 – “Mattel Executive Elected to Beckman Coulter Board of Directors” dated October 12, 2004

EXHIBIT INDEX

Exhibits

99.1                    “Mattel Executive Elected to Beckman Coulter Board of Directors” dated October 12, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2004

BECKMAN COULTER, INC.

By:	/s/ WILLIAM H. MAY
Name: William H. May
Title: Vice President, General Counsel, and Secretary